Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
INVESTOR PRESENTATION
August 12, 2008

Slide 2
Forward-Looking Statements
 This presentation may contain forward-looking information relating to the company's business and prospects, including the
 Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures Wichita facility; 7) successful implementation of the Deed of Settlement agreed upon with the Commonwealth of Australia, which would conclude the Australia SH-2G (A) program with a mutual release of claims; 8) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options, successful negotiation of price increases with the U.S. government, and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 9) satisfactory resolution of the company’s contract dispute with the U.S. Army procurement agency relating to the FMU-143 program; 10) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 11) cost growth in connection with environmental remediation activities at the
 Bloomfield, Moosup and New Hartford, CT facilities; 12) profitable integration of acquired businesses into the company's operations;
 13) changes in supplier sales or vendor incentive policies; 14) the effect of price increases or decreases; 15) pension plan assumptions and future contributions; 16) future levels of indebtedness and capital expenditures; 17) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs therefore; 18) the effects of currency exchange rates and foreign competition on future operations; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 20) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.

 Contact:
 Eric B. Remington, Vice President
 (860) 243-6334
 Eric.Remington@kaman.com

Kaman reports information in five business segments:

Four Aerospace industry segments:

- **Aerostructures**
- **Precision Products**
- **Helicopters, and**
- **Specialty Bearings**

- As well as the **Industrial Distribution** segment.

12%
7%
8%
9%
64%

PERCENT DISTRIBUTION
OF SEGMENT SALES:
FULL YEAR 2007
Slide 3
KAMAN CORPORATION
SEGMENT REPORTING STRUCTURE

2008 SIGNIFICANT EVENTS
Slide 4
Aerospace:
✓ Appointed Greg Steiner, President Kaman Aerospace Group
✓ Helicopters - Settlement negotiated with Commonwealth of Australia related to legacy prime helicopter program
✓ Aerostructures - Acquired Brookhouse Holdings, Limited
✓ Aerostructures - Awarded contract with a potential value in excess of $100 million to supply Boeing with components for the A-10 re-wing program

Industrial Distribution:
✓ Acquired Industrial Supply Corporation of Richmond, VA on 3/31/08
✓ Savannah Distribution Center opened to support increased business in the
 Southeast

Slide 5
SPECIALTY BEARINGS SEGMENT: Bloomfield, CT and Dachsbach, Germany
Designs and manufactures proprietary self-
 lubricating airframe bearings

Programs: Kaman products are used in nearly all
 military and commercial aircraft produced in North
 and South America and Europe.
Strategy: Maintain leadership in product technical
 performance and application engineering support
 while staying ahead of the curve in product
 technology enhancement

Slide 6
AEROSTRUCTURES SEGMENT: Jacksonville, FL; Wichita, KS; and Manchester, UK
Produces parts and subassemblies for
 Tier 1 and Prime Manufacturers:
 ▶Military: Boeing C-17 internal wing structures, Sikorsky BLACK HAWK helicopter cockpits, Sikorsky MH-92 helicopter composite tail rotor pylons, JSF wing panels, A-400M FTAC
 ▶Commercial: Boeing 777 and 767 wing trailing edges, A330/340 composite wing panels, new large wide-body program

Global leader in composite molding and aerostructure assembly tooling
Full after-market service supplier to UK MoD Platforms
Strategy: Take advantage of subcontracting opportunities
 as the Tier 1 and Prime producers focus on final assembly
 and systems integration.

Slide 7
BROOKHOUSE HOLDINGS, LTD.: Strategic Fit
 ▪ Accelerates growth and increases scale in Aerostructures market
 ▪ Significantly enhances our composite capabilities
 ▪ “Out of Autoclave” RFI technology provides differentiator
 ▪ Balanced portfolio of platforms and mix of business including Airbus platforms and new Boeing program
 •47% Commercial, 53% Military
 •66% OEM, 34% Repair and Overhaul
 ▪ Adds a world class tooling capability to Kaman’s portfolio
 ▪ Provides entry into higher margin aftermarket services business
 ▪ Revenue synergies through enhanced capabilities to an expanded customer base
 ▪ Talented, committed employees
 ▪ Proven management team

KAMAN

Commercial Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
B-737	√	
B-767	√	
B-777	√	
A-320		√
A-330 / 340		√
A-350		Pending
Unidentified new wide body		√

Military Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
UH-60	√	
C-17	√	
A-10	√	
F-35 (JSF)		√
Eurofighter		√
A-400 M		√
T-45 Goshawk		√

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AEROSTRUCTURES - Platforms

Slide 9
PRECISION PRODUCTS SEGMENT: Middletown, CT
and Orlando, FL
Manufactures safe, arm and fuzing devices
 for major missile and bomb programs.
 ▶Principal Missile programs: AMRAAM, ATACMS,
  Harpoon, Maverick, Standard and Tactical Tomahawk
 ▶Principal Bomb program: Joint Programmable Fuze
 ▶Segment includes Measuring & Memory
  Systems products.
Strategy: Become a leading producer of fuzing systems
 for the U.S. and allied militaries.
Principal customers: U.S. and allied militaries, Boeing
 General Dynamics, Lockheed and Raytheon.

Slide 10
HELICOPTERS SEGMENT: Bloomfield, CT
Full service helicopter subcontractor. Supports legacy
 Kaman-made SH-2G Super Seasprite maritime
 helicopter and K-MAX “Aerial Truck” helicopter.
 Currently re-marketing SH-2G(I) helicopters.
Principal programs:
 Major maintenance and upgrades to Egyptian SH-2G(E)
 helicopters, BLACK HAWK subcontract work for Sikorsky,
 Executing Settlement Agreement for legacy Australia program
Strategy: Take advantage of subcontracting opportunities
 as the tier 1 and prime producers focus on final assembly
 and systems integration.
Principal customers: The governments of Egypt, New Zealand
 and Poland; MDHI and Sikorsky.

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INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm in $12 billion
 power transmission market.

Strategy:

 ▶Expand the geographic footprint to enhance competitive
 position for national and regional accounts.

 ▶Broaden the product line

 ▶Improve operating and asset utilization efficiencies

Customers: Broad cross section of industry with more than 50,000 customers served from local branches in 72 of the top 100 U.S.
 Industrial markets. Growing national account base.

Slide 12
INDUSTRIAL SUPPLY CORPORATION: Strategic Fit
 ▪ Supports corporate strategy of accelerating growth of KIT
 ▪ Adds $55 million in annual sales
 ▪ Increases Kaman’s presence in important Virginia and North Carolina markets
 ▪ Expands product offerings
 ▪ Increases our capability to service national and regional customers
 ▪ Adds a proven management team and dedicated employees

KIT Branch Location
Distribution Center
ISC Branch Location
Geographical Coverage: Approximately 200 locations in U.S., Canada and Mexico
Slide 13
INDUSTRIAL DISTRIBUTION SEGMENT

KAMAN

Key Suppliers

Kaman Industrial Technologies
KAMAN

SKF
Martin
REXNORD
INA
DIAMOND CHAIN COMPANY
FAG
Browning
SEW EURODRIVE
Gates
TIMKEN
Torrington
Fafnir
Morse
FALK a good name in industry
Boston Gear
NORGREN
MOTION & CONTROL NSK
LOCTITE
DODGE
SEALMASTER
Warner Electric
OMRON
GOODYEAR ENGINEERED PRODUCTS
RELIANCE ELECTRIC
COOPER
US MOTORS
BALDOR MOTORS • DRIVES • GENERATORS
TB Wood's
IR Ingersoll Rand
DOW CORNING
EMERSON Motor Technologies
Rockwell Automation
THOMSON
YASKAWA

Slide 14
INDUSTRIAL DISTRIBUTION SEGMENT

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q2 2008	Q2 2007	Q2 2008	Q2 2007	Q2 2008	Q2 2007
1. Aerostructures	$30,944	$23,322	($6,248)	$3,680	(20.2%)	15.8%
2. Precision Products	27,236	23,962	880	4,015	3.2%	16.8%
3. Helicopters	18,105	19,025	2,866	(244)	15.8%	(1.3%)
4. Specialty Bearings	36,667	31,471	13,941	10,204	38.0%	32.4%
5. Subtotal Aerospace	112,952	97,780	11,439	17,655	10.1%	18.1%
6. Industrial Distribution	203,333	174,602	9,735	8,304	4.8%	4.8%
7. Net gain/(loss) on sale of assets			(97)	58
8. Corporate expense			(6,486)	(10,156)	[1] (2.1%)	[1](3.7%)
9. Sales/Op. inc. from continuing ops	$316,285	$272,382	$14,591	$15,861	4.6%	5.8%
Slide 15
INCOME STATEMENT HIGHLIGHTS
For quarters ended June 27, 2008 and June 29, 2007

KAMAN

	Three Months ended June 27, 2008			Three Months ended June 29, 2007		
	Earnings Before Income Taxes	Net Earnings	*Net Earnings Per Share Diluted*	Earnings Before Income Taxes	Net Earnings	*Net Earnings Per Share Diluted*
	($Millions)	($Millions)	*(Per Share)*	($Millions)	($Millions)	*(Per Share)*
As Reported	$ 13.8	$ 6.1	*$ 0.24*	$ 13.9	$ 9.0	*$ 0.36*
Add:						
Goodwill Impairment Charge	7.8	7.8	*0.31*	-	-	-
Addition to Loss Reserve: Australia	-	-	-	2.4	1.4	*0.06*
As Adjusted	$ 21.6	$ 13.9	*$ 0.55*	$ 16.3	$ 10.4	*$ 0.42*

Slide 16
NON GAAP RECONCILIATION - Continuing Operations

(In Millions)	As of 6/27/08	As of 12/31/07	As of 6/29/07
1. Cash and Cash Equivalents	$13.6	$73.9	$12.9
2. Notes Payable and Long-term Debt	$97.3	$12.9	$108.1
3. Shareholders’ Equity	$409.5	$394.5	$318.5
4. Debt as % of Total Capitalization	19.2%	3.2%	25.3%
5. Capital Expenditures (Continuing Operations)	$6.7	$14.2	$6.5
6. Depreciation & Amortization (Continuing Operations)	$5.4	$9.9	$4.8
BALANCE SHEET AND CAPITAL FACTORS
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